JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Supplement dated March 11, 2016 to the current prospectus

The information under the heading “Determination of Net Asset Value” in the Base Prospectus is revised and restated in its entirety as follows:

The NAV of the Common Shares is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated.

The NAV is computed by dividing the total assets, minus liabilities by the number of Fund shares outstanding.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Supplement dated March 11, 2016 to the current statement of additional information (SAI)

The information under the heading “Determination of Net Asset Value” in the SAI is revised and restated in its entirety as follows:

The Fund’s net asset value per Common Share (“NAV”) is normally determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing the Fund’s net assets by the number of Common Shares outstanding. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On any day the NYSE is closed, the NAV is not calculated. Equity securities traded principally in foreign markets are valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s Common Shares may be significantly affected on days when a shareholder will not be able to purchase or sell the Fund’s Common Shares.

Portfolio securities are valued by various methods that are generally described below. Most equity securities that are traded on a stock exchange are typically valued at the last sale price as of the close of the relevant exchange or, lacking any sales that day, at the last available bid prices. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor or from broker-dealers. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor.

Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are generally valued at the settlement price. Certain futures contracts may be valued using last traded prices.

Shares of other open-end investment companies that are not Exchange-Traded Funds held by the Fund are valued based on the NAVs of such other investment companies.

In certain instances, the Fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and accordingly may determine in good faith the fair value of the asset in accordance with the procedures adopted by the Board. Any such fair value may differ from the reported valuation.

You should read this Supplement in conjunction with the SAI and retain it for future reference.